EXHIBIT 99.3

NASDAQ: ABUS www.arbutusbio.com November 15, 2024 Corporate Presentation © 2024 Arbutus Biopharma, Inc.

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuits ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of pre - clinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; and the parties may never realize the expected benefits of the collaborations . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law . 2 © 2024 Arbutus Biopharma, Inc.

Arbutus Biopharma (ABUS) Overview ~250M 1 people have cHBV with current treatment options for most patients limited to life - long suppressive therapy, representing a need for a finite curative regimen. HBV Represents a Large Commercial Opportunity ` Phase 2a clinical trial data with imdusiran shows that it is generally safe, well - tolerated and significantly reduces HBsAg. Imdusiran in combination with a short course of interferon achieves functional cure. Multiple Phase 2 Clinical Trials with Near Term Catalysts Cash runway into Q4 2026. Seeking damages from patent litigation filed against Moderna & Pfizer/BioNTech for COVID - 19 vaccine sales. Strong Financial Position Leveraging virology expertise and proven track record in success to address global health issue. Focused on Developing a Functional Cure for Patients with Chronic HBV HBV: Hepatitis B Virus | cHBV : chronic HBV | HBsAg : HBV Surface Antigen 3 © 2024 Arbutus Biopharma, Inc. 1 https://www.who.int/news - room/fact - sheets/detail/hepatitis - b

PHASE 1 PHASE 2 PHASE 3 Strategy for Value Creation Develop a combination therapy that includes antivirals and immunomodulators to provide a finite, curative treatment for people with chronic HBV Imdusiran (AB - 729) RNAi Therapeutic (Subcutaneous) AB - 101 PD - L1 Inhibitor (Oral) cHBV Program AB - 101 in healthy subjects & cHBV patients AB - 101 - 001 IM - PROVE I IM - PROVE II Functional cure rate goal exceeded Functional Cure Sustained HBsAg loss and HBV DNA <LLOQ 24 weeks off all treatment, with or without anti - HBs . ≥ 20% NA: Nucleoside Analogue | LLOQ : Lower Limit of Quantification | anti - HBs : hepatitis B surface antibodies 4 © 2024 Arbutus Biopharma, Inc. Imdusiran + Peg - IFN α - 2a + NA Imdusiran + vaccine +NA +/ - nivolumab

Chronic HBV (2M in U.S.) >250M HBV: A Global Public Health Threat with a Significant Unmet Medical Need Treated 7M 3% Diagnosed 32M 13% Sources: https://www.who.int/news - room/fact - sheets/detail/hepatitis - b https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ Pegasys , PEG - Intron, Baraclude and Viread Package Inserts 5 © 2024 Arbutus Biopharma, Inc. HIV : Human Immunodeficiency Virus | HCV: Hepatitis C Virus | HCC: Hepatocellular carcinoma • Most common serious liver infection • 100x more infectious than HIV & 10x more infectious than HCV • Primary cause of liver cancer (HCC, second - leading cause of cancer deaths globally ) • Limitations with current treatments, including <10% functional cure rate • “Silent infection” that is transmittable through body fluids and from mother to child • Significant patient stigma that can impact employment and family Million DEATHS/YEAR ~ 1.1

6 © 2024 Arbutus Biopharma, Inc. Rationale for a Functional Cure in HBV Prevent complications of disease progression - HBsAg loss is strongly associated with a reduced risk of long - term adverse clinical outcomes observed among cHBV patients regardless of the presence of cirrhosis. 1, 2, 3 Decrease HBV burden by minimizing patient stigma 3 Address the need for finite and more efficacious HBV treatments that further improve long - term outcomes and lead to earlier treatment to prevent progression of disease and associated healthcare costs. 4, 5 Benefits of a Functional Cure for Patients 1 Yip, Terry Cheuk - Fung et al, Journal of Hepatology, 2018; Vol 70, Issue 3, 361 - 370 2 Moini , M. HBsAg Loss as a Treatment for Chronic HBV Infection: HBV Cure. Viruses 2022 , 14, 657 3 Smith - Palmer J, et al. Impactof Stigma on People Living with ChronicHepatitis B.Patient RelatOutcomeMeas. 2020;11:95 - 107 4 Chahal, et al, Open Forum Infectious Diseases 2019 Jan; 61(1) 5 Razavi - Shearer, et al, J Viral Hepat. 2023; 00:1 - 9 HBsAg Loss Further Reduces HCC Risk After Complete Viral Suppression with NA 1

Suppress Reduce Boost Viral DNA Viral Antigen - HBsAg Host Immune System Leading to an HBV Cure 3 - Pronged Approach to Therapeutic Success Therapeutic success will require a combination of agents with complementary MOAs. Suppress HBV DNA Reduce viral antigens Boost host immune response 7 NA RNAi RNAi RNAi PD - L1 Inhibitor Interferon Therapeutic Vaccines © 2024 Arbutus Biopharma, Inc.

8 © 2024 Arbutus Biopharma, Inc. Imdusiran RNAi Therapeutic

Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with other agents Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Favorable profile in long term preclinical safety studies RNAi Therapeutic Imdusiran GalNAc n Linker Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx 9 © 2024 Arbutus Biopharma, Inc.

Imdusiran: Key Takeaways from Clinical Trials to Date Imdusiran provided robust and comparable HBsAg declines (~1.5 - 2.0 log 10 ) regardless of dose, dosing interval, HBeAg or DNA status When combined with a short course of IFN, a 50% functional cure rate was seen in patients with HBsAg <1000 IU/mL at baseline Imdusiran was generally safe and well - tolerated after completing dosing in >200 cHBV patients Imdusiran resulted in HBV - specific T - cell immune restoration and decrease of exhausted T - cells in some patients 10 © 2024 Arbutus Biopharma, Inc. Data from Phase 1 and all Phase 2a clinical trials conducted to date with imdusiran .

Phase 2a POC Clinical Trial Imdusiran in combination with ongoing NA therapy and short courses of Peg - IFN α - 2 a in cHBV patients IM - PROVE I: POC: Proof of Concept Primary objective : evaluate safety and tolerability of imdusiran in combination with Peg - IFN α - 2a in patients with NA - suppressed cHBV After completing IFN treatment and the 24 - week NA only follow - up period, patients who meet the criteria to discontinue NA therapy will be followed for an additional 48 weeks off therapy In Cohort A1, imdusiran plus interferon functionally cured 50% of patients with HBsAg <1000 IU/mL and 25% of patients overall. Data presented to - date showed that imdusiran plus 24 weeks of IFN was generally safe and well - tolerated. Multi - center, open - label Phase 2a 11 © 2024 Arbutus Biopharma, Inc. Weeks NA only Follow - up (24 weeks) A1: Imdusiran x 2 doses + NA + 24w IFN (n=12) A2: NA + 24w IFN (n=13) B1: Imdusiran x 1 dose + NA + 12w IFN (n=8) B2: NA + 12w IFN (n=10) Imdusiran x 4 doses + NA (60mg Q8W) n=43 HBeAg - Randomize NA only Follow - up (24 weeks) 1 52 28 24 40 Off Therapy Follow - up (24 - 48 weeks) Off Therapy Follow - up (24 - 48 weeks) 64 76 Data presented at EASL 2024 and AASLD 2024

IM - PROVE I: Imdusiran with Short Courses of IFN Leads to Functional Cure Data presented at AASLD 2024 © 2024 Arbutus Biopharma, Inc. Patients with HBsAg Loss at Key Time Points B2: IDR (4 doses) + NA + IFN 12W N=10 B1: IDR (5 doses) + NA + IFN 12W N=8 A2: IDR (4 doses) + NA + IFN 24W N=13 A1: IDR (6 doses) + NA + IFN 24W N=12 Achieved HBsAg loss (≤0.05 IU/mL) at time point, n/N (%) 0/10 0/4 0/8 0/6 3/13 (23) 2/7 (29) 4/12 (33) 4/6 (67) EOT All BL HBsAg <1000 IU/mL 0/10 0/4 0/8 0/6 2/13 (15) 2/7 (29) 4/12 (33) 4/6 (67) 24W Post - EOT All BL HBsAg <1000 IU/mL 1/10 (10) 0/4 0/8 0/6 2/13 (15) 2/7 (29) 3/12 (25) 3/6 (50) Functional Cure All BL HBsAg <1000 IU/mL BL, baseline; EOT, end of IFN treatment; FC, functional cure; HBsAg, hepatitis B surface antigen; IDR, imdusiran ; IFN, pegylated interferon alfa - 2a; NA, nucleos (t)ide analogue; W, week. 12 Key Findings from Cohort A1:  50 % of patients ( 3 / 6 ) with baseline HBsAg < 1000 IU/mL achieved a functional cure  25 % of all patients ( 3 / 12 ) achieved a functional cure  Those patients that achieved a functional cure also seroconverted with anti - HBs levels increasing as patients lost HBsAg  The combination of imdusiran and IFN was generally safe and well - tolerated , with no serious adverse events (SAEs) related to imdusiran or IFN, and no adverse events (AEs) leading to discontinuation

Phase 2a POC Clinical Trial POC Phase 2a clinical trial evaluating imdusiran in combination with Barinthus Bio’s immunotherapeutic, VTP - 300, and NA with or without low dose nivolumab (LDN) IM - PROVE II: Primary objective: evaluate safety and reactogenicity of imdusiran followed by VTP - 300 or placebo Clinical trial expanded to include Group C, an additional arm with LDN (low dose of nivolumab, Opdivo ® ) At Week 48 all participants who meet the criteria to discontinue NA therapy will be followed for an additional 48 weeks off therapy Results presented at EASL Congress 2024 from Group A and B showed that imdusiran followed by VTP - 300 was generally safe and well - tolerated and led to maintenance of lower HBsAg levels during the post - treatment follow - up period Results from Group C, presented at AASLD 2024, showed that the addition of LDN increased rates of HBsAg loss at Week 48 Full rights retained by the Companies of their respective product candidates and all costs split equally 13 Off Therapy Follow - up (24 - 48 weeks) Group A: VTP - 300 + NA (n=20) Group B: NA + placebo (n=20) 1 Imdusiran x 4 doses + NA (60mg Q8W) n=40 Randomize Weeks Imdusiran + NA (60mg Q8W) n=22 24 Group C: VTP - 300 + NA + LDN 1 48 26 24 Weeks 48 Off Therapy Follow - up (24 - 48 weeks) © 2024 Arbutus Biopharma, Inc. POC: Proof of Concept Data presented at EASL 2024 and AASLD 2024

IM - PROVE II: Imdusiran, VTP - 300 and Nivolumab Meaningfully Lowers HBsAg Levels 14 © 2024 Arbutus Biopharma, Inc. Preliminary Data :  Patients that received imdusiran, VTP - 300 and LDN (n= 13 ) experienced a statistically significant ( p =< 0 . 017 ) greater mean log 10 decline in HBsAg levels at week 48 compared with all other Groups  23 % of LDN - trea ted patients ( 3 / 13 ) achieved HBsAg loss at week 48  The combination of imdusiran, VTP - 300 and LDN was generally safe and well - tolerated and did not result in any immune - related adverse events Data presented at AASLD 2024 Mean HBsAg Change from Baseline and Key Milestones in Group C Mean HBsAg Change from Baseline by Treatment Group HBsAg <LLOQ, n/N (%) HBsAg <10 IU/mL, n/N (%) HBsAg <100 IU/mL, n/N (%) Mean (SE) change from baseline, log 10 IU/mL (SE) [n] Study week IDR 60 mg Q8W × 4 doses 0/22 (0) 0/22 (0) 2/22 (9) 2.83 (0.11) [22] Baseline 0/22 (0) 7/22 (32) 15/22 (68) −1.33 (0.12) [22] Week 12 0/22 (0) 12/22 (55) 21/22 (96) −1.97 (0.11) [22] Week 26 VTP - 300 VTP - 300 + LDN VTP - 300 VTP - 300 + LDN VTP - 300 VTP - 300 + LDN VTP - 300 VTP - 300 + LDN 0/9 (0) 0/13 (0) 5/9 (56) 7/13 (54) 8/9 (89) 12/13 (92) −1.94 (0.17) [9] −2.28 (0.20) [13] Week 34 0/7 (0) 3/13 (23) 3/7 (43) 7/13 (54) 5/7 (71) 12/13 (92) −1.70 (0.31) [7] −2.36 (0.30) [13] Week 48/ EOT EOT, end of treatment; HBsAg, hepatitis B surface antigen; IDR, imdusiran ; LDN, lose - dose nivolumab; LLOQ, lower limit of quantitation; Q8W, every 8 weeks. * P =0.017. ANCOVA adjusted for baseline HBsAg.

Strategic Collaboration Exclusive Licensing* and Strategic Partnership Develop, manufacture and commercialize imdusiran in mainland China, Hong Kong, Macau and Taiwan Imdusiran Upfront payment (received in 2022) $40M Equity investment (received in 2022) $15M Commercialization and milestone payments Up to $245M Tiered royalties on annual sales Double - digit up to low twenties % *ABUS retains the non - exclusive right to develop and manufacture in the Qilu territory for exploiting AB - 729 in the rest of the world Deal economics for Arbutus: Qilu Pharmaceutical: One of the leading pharmaceutical companies in China, provides development, manufacturing, and commercialization expertise to this partnership China 15 © 2024 Arbutus Biopharma, Inc.

16 © 2024 Arbutus Biopharma, Inc. AB - 101 Oral PD - L1 Checkpoint Inhibitor

AB - 101: Oral PD - L1 Inhibitor for HBV Immune Reactivation PD - 1: Programmed death ligand protein | Abs: Antibodies Currently in a Phase 1a/1b clinical trial Rationale • HBV immune tolerance is a critical driver of cHBV infection • PD - 1:PD - L1 checkpoint axis plays a key role in immune tolerization in cHBV • PD - L1 expression upregulated during HBV infection • PD - 1 upregulated on HBV - specific T - and B - cells • Inhibition associated with HBsAg loss in some cHBV patients AB - 101 • Blocks PD - L1/PD - 1 interaction at sub - nM concentrations • Activates HBV - specific immune responses in T - cells from cHBV patients in vitro • Novel MOA identified • Demonstrates a robust checkpoint mediated in vivo effect • Improves HBV - specific T - and B - cell responses ex vivo Small - Molecule Inhibitor Approach • Allows controlled checkpoint blockade • Enables oral dosing • Designed to reduce systemic safety issues seen with Abs 17 © 2024 Arbutus Biopharma, Inc.

AB - 101: Small - Molecule Oral PD - L1 Inhibitor for HBV AB - 101 is highly potent and activates HBV specific immune cells from chronic HBV patients AB - 101 reinvigorates HBV - specific cHBV patient T - cells PBMCs N= cells from 9 cHBV patients *p< - 0.05 PBMC: P eripheral Blood Mononuclear Cells PDL1 * Inactive AB - 101 * 0 3 2 1 IFN - y Fold Increase Over HBV peptide alone 18 © 2024 Arbutus Biopharma, Inc. Once daily oral administration of AB - 101 resulted in statistically significant tumor reduction Study Day MC38 Tumor Mouse Model Tumor Volume (mm 3 ) Data presented at EASL 2022

19 © 2024 Arbutus Biopharma, Inc. Part 1: SAD (n=8/cohort – 6:2) 1C: 10 mg 1B: 3 mg 1A: 1 mg Part 2: MAD (n=10/cohort – 8:2) 2A: 10 mg daily x 7 days 2B: 25 mg daily x 7 days† 3A: 10 mg daily x 28d 3B: Dose/interval TBD x 28d 3C: Dose/interval TBD x 28d AB - 101 - 001: Phase 1a/1b Clinical Trial with AB - 101 Parts 1 & 2 – Healthy Subjects ** Part 3 – cHBV Patients (n=12/cohort – 10:2) Virally suppressed ** Additional doses may be tested in Part 1 and Part 2 † In the 25mg cohort, preliminary data shows all subjects with evidence of receptor occupancy, with 7 of the 8 subjects demonstrating receptor occupancy >70% during the 7 - day dosing period. * Preliminary data shows AB - 101 is well tolerated and binds to the receptor target. In the 25mg cohort, all 5 evaluable subjects showed evidence of receptor occupancy between 50 - 100%. 1D: 25 mg * Patient dosing initiated in Q3 2024 Preliminary data expected in 1H 2025

LNP Litigation: Update Moderna - Trial date September 24, 2025 (subject to the Court’s availability)* • Markman Hearing occurred February 8, 2024 – judge heard arguments on claim construction. – Court provided ruling on April 3 and agreed with Arbutus’s position on the majority of the claims • Next Steps – Expert reports / depositions 80% to Genevant Arbutus owns 16% of Genevant 20% to Arbutus Royalties/litigation related damages *Above referenced date is included in the 8/15/2024 Stipulation to Extend Time. Pfizer • Lawsuit ongoing • Markman Hearing scheduled for December 18, 2024 20 © 2024 Arbutus Biopharma, Inc.

2024 Key Milestones 21 Timing 2024 Milestone 1H IM - PROVE I Phase 2a ( imdusiran + IFN): End - of - treatment data 1H IM - PROVE II Phase 2a ( imdusiran + VTP - 300): End - of - treatment data 1H AB - 101 - 001: Preliminary data from healthy subject cohorts 2H IM - PROVE II Phase 2a ( imdusiran + VTP - 300 + nivolumab): End - of - treatment data 2H AB - 101 - 001: Preliminary data from multiple - ascending dose healthy subject cohorts © 2024 Arbutus Biopharma, Inc.

Investment Highlights Strong financial position Indication with significant unmet medical need & large market opportunities Patented LNP technology Portfolio of internally discovered assets with distinct MOAs Lead HBV compound – imdusiran (AB - 729) RNAi therapeutic in multiple Phase 2a combination clinical trials Team with virology expertise and proven track record Focused on developing a functional cure for HBV Cash balance* of $130.8M as of Sept. 30, 2024, cash runway into Q4 2026; 2024 cash burn between $63M and $67M Data shows imdusiran is generally safe and well - tolerated and has achieved functional cure in combination with interferon RNAi therapeutic Oral PD - L1 inhibitor Receiving licensing royalties arising from Alnylam’s Onpattro ® and seeking damages from patent litigation suits filed against Moderna & Pfizer/BioNTech for COVID - 19 vaccine sales Discovered, developed & commercialized multiple drugs MOA: Mechanism of Action | PD - L1: Programmed death - ligand 1 | HBsAg: Hepatitis B surface antigen 22 © 2024 Arbutus Biopharma, Inc. *Consists of cash, cash equivalents and marketable securities

Thank You 23 © 2024 Arbutus Biopharma, Inc.